UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OR THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):
December 16, 2011

FRANKLIN COVEY CO.

(Exact name of registrant as specified in its charter)

Commission File No. 1-11107

Utah	87-0401551
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

2200 West Parkway Boulevard
Salt Lake City, Utah  84119-2099
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:  (801) 817-1776

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws, Change in Fiscal Year.

Amendment of Bylaws

On December 16, 2011, the Board of Directors of Franklin Covey Co. (the Company) approved the First Amendment (the Amendment) to the Amended and Restated Bylaws of the Company.  The purpose of the Amendment was to adopt a “majority voting standard” for the election of directors in uncontested elections.  Although directors will continue to be elected by a plurality of the votes cast, any nominee for director in an uncontested election who receives a greater number of votes “withheld” or “against” from his or her election than votes “for” his or her election shall immediately offer to tender his or her resignation following certification of such shareholder vote.  The Corporate Governance and Nominating Committee shall promptly consider the director’s resignation offer and make a recommendation to the Board of Directors on whether to accept or reject the offer.  The Board of Directors shall act on the recommendation of the Corporate Governance and Nominating Committee and publicly disclose its decision within 90 days following certification of the shareholder vote.  The preceding majority voting requirements shall not apply in contested elections (that is, when the number of nominees for election exceeds the number of directors to be elected).

The Amendment also clarifies that each director's term shall be until the next annual meeting of shareholders and until their successors shall have been elected and qualified or until such director’s earlier death, resignation or removal.

The foregoing description of the Amendment is qualified in its entirety by reference to the complete text of the Amendment, which is attached hereto as Exhibit 3.1 and incorporated by reference herein.

Item 8.01.  Other Events.

On December 16, 2011, the Board of Directors of the Company approved the First Amendment to The Franklin Covey Co. Second Amended and Restated 1992 Stock Incentive Plan (the “Plan Amendment”).  The Plan Amendment is designed to clarify that stockholder approval is required in order for the Company to effect any re-pricing of any previously granted stock option by:  (i) amending or modifying the terms of the stock option to lower the exercise price; (ii) canceling the stock option and granting either (A) replacement stock options or stock appreciation rights having a lower exercise price or (B) restricted shares, stock units or performance shares in exchange; or (iii) repurchasing the stock options.

The foregoing description of the Plan Amendment is qualified in its entirety by reference to the complete text of the Plan Amendment, which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

The following exhibits are furnished with this report:

Exhibit No.	Description
3.1	First Amendment to the Amended and Restated Bylaws of Franklin Covey Co., dated December 16, 2011
99.1	First Amendment to The Franklin Covey Co. Second Amended and Restated 1992 Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN COVEY CO.

Date:	December 20, 2011	By:	/s/ Stephen D. Young
Stephen D. Young
Chief Financial Officer